DEAR SHAREHOLDER:

We are pleased to enclose the annual report of the operations of the ND Tax-Free Fund, Inc., the "Fund", for the year ended 2000. The Fund's portfolio and related financial statements are presented within for your review.

Following a dismal 1999, the bond market provided important clues to impending problems in both the stock market and the economy at the start of 2000.

At the beginning of the year, the Treasury yield curve inverted, meaning short-term interest rates exceeded long-term rates. This unusual occurrence typically forewarns of troubles ahead because it usually occurs when the Federal Reserve is raising interest rates. Indeed, the Federal Reserve raised rates six times beginning in mid-1999, with three rate hikes totaling a full percentage point in 2000.

Leading to these hikes was a soaring stock market that saw the Nasdaq Index push through the 5000 level in March. As this was happening, stocks that were the stalwarts of the Old Economy saw their share prices drop sharply.

As fast as the New Economy stocks had soared, suddenly the effects of gravity began to come into play. Dot-coms with no more than a business plan were the first to disappear. Next went companies with shares trading in the triple digits. As the year wore on, other issues affected the markets. Rising oil and natural gas prices took a toll on the economy, and a prolonged Presidential election turned investor psychology negative.

The Federal Reserve's rate hikes, as well as several trillion dollars of losses in the equity markets, has slowed the economy. To intensify this matter, retail sales, which makes up one-third of the economy, and consumer spending have both seen declines in October, November and December. With consumer spending declining, there is the distinct risk that the economy could possibly post negative growth in the first part of 2001.

As for the bond market, the outlook on the economy has turned the Federal Reserve to a neutral or easing bias. Indeed, the bond market is already pricing in the likelihood of significant rate cuts in 2001.

The ND Tax-Free Fund, Inc. Class B shares began the year at $8.40 and ended the year at $8.66, for a total return of 8.13% The ND Tax-Free Fund, Inc. Class A shares started the period on January 7th, 2000 at $8.38 and ended December 29, 2000 at $8.66 for a total return of 8.67%. In comparison, the Dow Jones Industrial Average was down (6.18%), the Standard and Poor's 500 Index was down (10.14%) and the Nasdaq Composite was down (39.29%). In anticipation of Federal Reserve actions, the Fund utilized defensive positions in U.S. Treasury futures. Share price was stabilized as U.S. Treasury yields rose on Federal Reserve rate hikes at the beginning of the year, and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

An important part of the Fund's success in 2000 included searching the primary and secondary markets for high quality North Dakota issues. High quality current income exempt from Federal and North Dakota income tax with preservation of capital remain the primary objectives of the Fund.


Sincerely,




Monte L. Avery                              Robert E.Walstad
Chief Portfolio Strategist                  President


                    INDEPENDENT AUDITOR'S REPORT
                    ----------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ND TAX-FREE FUND, INC.


We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 29, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.   Our procedures included confirmation of securities
owned as of December 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
February 05, 2001

PORTFOLIO QUALITY RATINGS
-------------------------
[pie chart]
(Based on Total Long-Term Investments)
AAA                         37.3
AA                          30.8
A                           15.2
NR                          16.7

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


These percentages are subject to change.

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    -----------------------------
                                                For periods ending December 29, 2000
                                                ------------------------------------
                                                                                               Since Inception
Class B Shares                     1 year                5 year             10 year            (January 3, 1989)
----------------------------------------------------------------------------------------------------------------
Without CDSC                       8.13%                 4.21 %             *N/A                     4.88%
With CDSC (4% max)                 4.13%                  N/A                N/A                     N/A

                                                For periods ending December 29, 2000
                                                ------------------------------------
                                                                                                Since Inception
Class A Shares                    1 year                5 year             10 year             (January 7, 2000)
----------------------------------------------------------------------------------------------------------------
Without Sales Charge                N/A                   N/A                N/A                     N/A
With Sales Charge (4.25%)           N/A                   N/A                N/A                     N/A

*A 10 year total return for Class B shares is not available even though the Fund has been open for 10 years. Shares in Class B are automatically converted to Class A after 8 years. A 10 year total return for Class B shares will be reported when Class A shares have been open for 10 years.

                          COMPARATIVE INDEX GRAPH
                          -----------------------
Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index
-------------------------------------------------------------------------------
[line graphs]

CLASS B SHARES
---------------
                 ND Tax-Free Fund                     Lehman Brothers
                 w/o CDSC                             Municipal Bond Index
                 ----------------                     --------------------
01/03/1989           $10,000                              $10,000
1989                 $10,291                              $11,079
1990                 $11,109                              $11,886
1991                 $12,006                              $13,330
1992                 $12,718                              $14,505
1993                 $13,529                              $16,286
1994                 $13,262                              $15,444
1995                 $14,413                              $18,140
1996                 $15,367                              $18,946
1997                 $16,007                              $20,689
1998                 $16,564                              $22,030
1999                 $16,380                              $21,574
2000                 $17,712                              $24,098


CLASS A SHARES
--------------
                  ND Tax-Free Fund             ND Tax-Free Fund              Lehman Brothers
                  W/o Sales Charge             w/max Sales Charge            Municipal Bond Index
                  ----------------             ------------------            --------------------
01/07/2000            $10,000                      $ 9,575                         $10,000
2000                  $10,867                      $10,405                         $11,169

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


SCHEDULE OF INVESTMENTS  December 29, 2000
------------------------------------------
NAME OF ISSUER                                          Rating
Percentages represent the market value of each        (Unaudited)     Coupon                      Principal         Market
investment category to total net assets               Moody's/S&P      Rate       Maturity          Amount          Value
------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (97.5%)
Bismarck, ND (Marillac Manor) Facs. Rev. Ref. ........   NR/NR         7.700%     02/01/16        $    250,000    $    255,500
Burleigh Cty., ND (St. Vincent Nursing Home)
Facs. Rev.............................................   NR/NR         7.000      06/01/19             500,000         510,385
Burleigh Cty., ND (Univ. of Mary) Facs. Rev...........   NR/NR         5.750      12/01/11           1,000,000       1,052,030
Burleigh Cty., ND (Univ. of Mary) Facs. Rev...........   NR/NR         5.875      12/01/15           1,000,000       1,050,530
Burleigh Cty., ND (Univ. of Mary) Facs. Rev...........   NR/NR         5.625      12/01/15             500,000         490,940
Carrington, ND Cath. Hlth. Corp. Facs. Rev............ Aa-3/AA-        6.250      11/15/15             500,000         543,305
Dickinson, ND (St. Luke's Home) Rev...................   NR/NR         7.250      05/01/22             500,000         519,495
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.......   NR/A+         6.500      06/01/15           4,000,000       4,308,720
Fargo, ND School District Bldg. Auth. Lease Rev.......  A-3/NR         5.750      05/01/18             500,000         526,225
Grand Forks, ND (4000 Valley Square Project)
Hsg. Rev..............................................   NR/NR         6.250      12/01/34           2,710,000       2,083,990
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA..  Aaa/AAA        5.625      12/15/29           1,500,000       1,516,245
Grand Forks, ND (United Hospital) Facs. Rev. MBIA.....  Aaa/AAA        6.625      12/01/10             830,000         867,018
Grand Forks, ND (United Hospital) Facs. Rev. MBIA.....  Aaa/AAA        6.500      12/01/06             750,000         787,222
Grand Forks, ND (United Hospital) Facs. Rev. MBIA.....  Aaa/AAA        6.250      12/01/19           1,000,000       1,098,950
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA....  Aaa/AAA        6.450      12/01/23           1,525,000       1,667,054
Grand Forks, ND (Valley Square Project) Hsg. Rev......   NR/NR         6.375      12/01/34             645,000         494,392
Jamestown, ND (College) Facs. Rev.....................   NR/NR         6.625      10/01/14             800,000         865,400
Jamestown, ND (Heritage Centre) Ref. Rev..............   NR/NR         5.700      11/01/20             250,000         245,358
+Lisbon, ND (Parkside Lutheran Home) Rev..............   NR/NR         7.500      06/01/12             500,000         175,000
Mercer Cty., ND (Basin Elec.) Rev. ...................    A/A          7.000      01/01/19             960,000       1,035,514
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC.............  Aaa/AAA        6.050      01/01/19           5,425,000       5,913,087
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC............  Aaa/AAA        6.650      06/01/22           3,500,000       3,882,480
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC.............  Aaa/AAA        6.650      06/01/22             350,000         384,587
Morton Cty., ND Multifamily Hsg. Rev. Ref.............   NR/NR         6.750      03/01/21             500,000         502,420
ND (HFA) Hsg. Finance Program......................... Aa-3/NR         6.750      07/01/25           1,940,000       2,046,972
ND (HFA) Hsg. Finance Program.........................   -3/NR         6.300      01/01/15             580,000         607,527
ND (HFA) Hsg. Finance Program......................... Aa-3/NR         6.300      07/01/16             400,000         421,508
ND (HFA) Hsg. Finance Program......................... Aa-3/NR         6.100      07/01/28             825,000         852,448
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         7.900      07/01/10              73,000          75,508
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         8.050      01/01/24             345,000         363,585
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         7.750      07/01/24             390,000         413,845
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         7.300      07/01/24             765,000         797,926
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         7.000      07/01/23             585,000         628,091
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         6.800      07/01/23           1,965,000       2,135,847
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         6.700      07/01/13             270,000         283,238
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         6.800      07/01/25           1,445,000       1,524,316
ND (HFA) Single Family Mrtge. Program.................   Aa/A+         6.950      07/01/25           1,800,000       1,908,900
ND Blding. Auth. Lease Rev. FSA.......................  Aaa/AAA        6.000      12/01/13             500,000         539,800
ND Blding. Auth. Lease Rev. Ref. AMBAC................  Aaa/AAA        6.000      06/01/10           1,700,000       1,817,589
ND Municipal Bond Bank Revolving Fund Program.........   Aa/NR         6.300      10/01/15             530,000         583,572
ND Municipal Bond Bank Revolving Fund Program.........   Aa/NR         6.250      10/01/14           3,525,000       3,850,463
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.....   NR/NR         6.750      08/01/05             755,000         774,260
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)......  A-1/NR         5.600      04/01/29           1,035,000       1,054,872
ND State Board of Hgr. Educ. (UND)....................    A/A-         7.300      09/01/10           1,425,000       1,454,056
ND State Water Commission Devl. Rev. AMBAC............  Aaa/AAA        5.750      07/01/27           1,250,000       1,286,225
ND Student Loan Rev. AMBAC............................  Aaa/AAA        6.300      07/01/12             100,000         108,481
ND Student Loan Rev. AMBAC............................  Aaa/AAA        6.350      07/01/13             250,000         272,510
ND Student Loan Rev. AMBAC............................  Aaa/AAA        6.400      07/01/14             400,000         436,476
Wahpeton, ND (Town Centre Square) Rev. Ref. ..........   NR/NR         8.500      02/01/14             250,000         225,000
                                                                                                                  ------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $53,404,180) ........................................................   $ 55,238,862
                                                                                                                  ------------
SHORT-TERM SECURITIES (1.2%)
Federated Tax-Free Fund 15 (COST: $681,200)....................................................................   $    681,200
                                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $54,085,380) ...........................................................   $ 55,920,062
OTHER ASSETS LESS LIABILITIES..................................................................................        718,311
                                                                                                                  ------------
NET ASSETS.....................................................................................................   $ 56,638,373
                                                                                                                  ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates bond is non-income producing.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 29, 2000
--------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 29, 2000
------------------------------------
ASSETS
     Investments in securities, at value (cost: $54,085,380)............   $  55,920,062
     Cash...............................................................          53,101
     Accrued dividends receivable.......................................           2,601
     Accrued interest receivable........................................         946,906
     Prepaid expenses...................................................           4,669
                                                                           -------------
        Total Assets....................................................   $  56,927,339
                                                                           -------------
LIABILITIES
     Dividends payable..................................................   $     219,964
     Accrued expenses...................................................          54,379
     Payable for fund shares redeemed...................................          14,623
                                                                           -------------
        Total Liabilities...............................................   $     288,966
                                                                           -------------
NET ASSETS..............................................................   $  56,638,373
                                                                           =============

Net assets are represented by:
     Capital stock outstanding, at par..................................   $       6,538
     Additional paid-in capital.........................................      61,618,939
     Accumulated undistributed net realized
     gain (loss) on investments.........................................      (6,821,786)
     Unrealized appreciation on investments ............................       1,834,682
                                                                           -------------
        Total amount representing net assets applicable to
        6,538,422 outstanding shares of $.001 par value
        common stock (100,000,000 shares authorized) ...................   $  56,638,373
                                                                           =============
Net asset value per share...............................................   $        8.66

NET ASSETS CONSIST OF:
     Class A............................................................   $  24,683,916
     Class B............................................................   $  31,954,457
                                                                           -------------
        Total Net Assets................................................   $  56,638,373
----------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A............................................................       2,850,317
     Class B............................................................       3,688,105
----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
     Class A ...........................................................   $        8.66
     Class A - offering price (based on sales charge of 4.25%)..........   $        9.04
     Class B............................................................   $        8.66
----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 29, 2000
-------------------------------------
INVESTMENT INCOME
    Interest............................................................   $   3,562,117
    Dividends...........................................................          26,248
                                                                           -------------
         Total Investment Income........................................   $   3,588,365
                                                                           -------------
EXPENSES
    Investment advisory fees............................................   $     353,054
    Distribution fees (12b-1)-Class A...................................          45,896
    Distribution fees (12b-1)-Class B...................................         304,906
    Transfer agent fees.................................................          69,330
    Accounting service fees.............................................          52,380
    Custodian fees......................................................          11,507
    Professional fees...................................................          14,516
    Directors fees......................................................           4,671
    Transfer agent out-of-pockets.......................................          12,176
    Reports to shareholders.............................................           4,494
    Insurance expense...................................................           5,646
    License, fees, and registrations....................................           5,919
                                                                           -------------
        Total Expenses..................................................   $     884,495
     Less expenses waived or absorbed
     by the Fund's manager..............................................        (183,968)
                                                                           -------------
        Total Net Expenses..............................................   $     700,527
                                                                           -------------
NET INVESTMENT INCOME...................................................   $   2,887,838
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions............................................   $    (386,245)
     Futures transactions...............................................        (370,534)
     Net change in unrealized appreciation (depreciation) of:
     Investments........................................................      .2,487,454
                                                                           -------------
        Net Realized and Unrealized Gain (Loss) On Investments and
        Futures.........................................................   $   1,730,675
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $   4,618,513
                                                                           =============

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 29, 2000
--------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 29, 2000, and the year ended December 31, 1999
---------------------------------------------------------------------------
                                                                                   For The Year                 For The Year
                                                                                       Ended                       Ended
                                                                                 December 29, 2000           December 31, 1999
                                                                                ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income.......................................................   $    2,887,838              $    3,478,439
    Net realized gain (loss) on investments and futures transactions............         (756,779)                  1,175,407
    Net change in unrealized appreciation (depreciation) on investments.........        2,487,454                  (5,433,532)
                                                                                ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations........   $    4,618,513              $     (779,686)
                                                                                ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.43 and $.00, respectively) ..................................   $     (947,875)             $            0
        Class B ($.40 and $.41, respectively) ..................................       (1,939,963)                 (3,478,439)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) ..................................                0                           0
        Class B ($.00 and $.04, respectively) ..................................                0                    (377,470)
    Distributions from net realized gain on investment and futures transactions:
        Class A.................................................................                0                           0
        Class B.................................................................                0                           0
                                                                                ----------------------------------------------
         Total Dividends and Distributions......................................   $   (2,887,838)             $   (3,855,909)
                                                                                ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
        Class A.................................................................   $      133,033              $            0
        Class B.................................................................          939,358                   2,695,374
    Proceeds from reinvested dividends:
        Class A.................................................................          556,702                           0
        Class B.................................................................        1,316,143                   2,556,364
    Cost of shares redeemed:
        Class A.................................................................       (4,055,955)                          0
        Class B.................................................................       (9,796,366)                (15,788,422)
    Exchanges to/from related fund classes:
        Class A.................................................................       27,242,631                           0
        Class B.................................................................      (27,242,631)                          0
                                                                                ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions.............................................   $  (10,907,085)             $  (10,536,684)
                                                                                ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   $   (9,176,410)             $  (15,172,279)
NET ASSETS, BEGINNING OF PERIOD.................................................       65,814,783                  80,987,062
                                                                                ----------------------------------------------
NET ASSETS, END OF PERIOD.......................................................   $   56,638,373              $   65,814,783
                                                                                ==============================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS December 29, 2000
-----------------------------------------------

Note 1.   ORGANIZATION
          ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

          All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.


Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management, Inc. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 29, 2000, a net capital loss carryforward totaling $6,821,786, which may be used to offset capital gains realized during subsequent years through December 31, 2008.

          MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 29, 2000, distribution fees and registration fees were the only class-specific expenses.

          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees and a portion of registration fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

          INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.


Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 29, 2000, there were 100,000,000 shares of $.001 par authorized; 6,538,422 and 7,836,833 shares were outstanding at December 29, 2000, and December 31, 1999, respectively.

          Transactions in capital shares were as follows:

                                                       Class A Shares                          Class B Shares
                                                       --------------                          --------------
                                               For The Period Since Inception          For The                 For The
                                                   (January 7, 2000) Thru            Year Ended               Year Ended
                                                       December 29, 2000          December 29, 2000        December 31, 1999
                                               -------------------------------------------------------------------------------
Shares sold                                                15,608                      112,212                 304,280
Shares issued on reinvestment of dividends                 66,101                      156,601                 291,365
Shares redeemed                                          (483,450)                  (1,168,193)             (1,813,856)
Shares exchanged to Class A                                     0                   (3,249,348)                      0
Shares exchanged from Class B                           3,252,058                            0                       0
                                               -------------------------------------------------------------------------------
Net increase (decrease)                                 2,850,317                   (4,148,728)             (1,218,211)
                                               ===============================================================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $351,195 of investment advisory fees after a partial waiver for the year ended December 29, 2000. The Fund has a payable to ND Money Management, Inc. of $27,203 at December 29, 2000 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          ND Capital, Inc. ("Capital") serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

          During the year ended December 29, 2000, amounts paid or accrued to ND Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                            12b-1 Fees Charged              12b-1 Fees Waived
                            ------------------              -----------------
Class A Shares                   45,896                         (38,522)
Class B Shares                  304,906                        (143,451)

          The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 29, 2000, no commissions were earned by ND Capital, Inc.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next
          $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $69,281 of transfer agency fees after a partial waiver for the year ended December 29, 2000. The Fund has a payable to ND Resources, Inc. of $5,423 at December 29, 2000, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $52,344 of accounting service fees after a partial waiver for the year ended December 29, 2000.
          The Fund has a payable to ND Resources, Inc. of $4,140 at December 29, 2000, for accounting service fees.


Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $497,220 and $11,835,251, respectively, for the year ended December 29, 2000.


Note 6.   INVESTMENT IN SECURITIES
          At December 29, 2000, the aggregate cost of securities for federal income tax purposes was $54,085,380 and the net unrealized appreciation of investments based on the cost was $1,834,682, which is comprised of $2,887,678 aggregate gross unrealized appreciation and $1,052,996 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS A SHARES
--------------
                                                               For The Period
                                                               Since Inception
                                                              (January 7, 2000)
                                                              Thru December 29,
                                                                    2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................    $    8.38
                                                              -----------------
Income from Investment Operations:
     Net investment income....................................    $     .43
     Net realized and unrealized gain (loss)
     on investment and futures transactions...................          .28
                                                              -----------------
         Total Income (Loss) From
         Investment Operations................................   $     .71
                                                              -----------------
Less Distributions:
     Dividends from net investment
     income...................................................    $    (.43)
     Return of capital distributions..........................          .00
     Distributions from net realized gains....................          .00
                                                              -----------------
         Total Distributions..................................    $    (.43)
                                                              -----------------
NET ASSET VALUE, END OF PERIOD................................    $    8.66
                                                              =================
Total Return..................................................         8.67%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands) ................    $     24,684
     Ratio of net expenses (after expense
     assumption) to average net assets........................         0.94%(B)
     Ratio of net investment income to
     average net assets.......................................         5.12%
     Portfolio turnover rate..................................         0.86%

(A)   Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $39,055. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.15%.

The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS B SHARES
--------------
                                                For The        For The          For The          For The        For The
                                              Year Ended      Year Ended       Year Ended      Year Ended      Year Ended
                                              December 29,    December 31,     December 31,    December 31,    December 31,
                                                 2000            1999            1998             1997            1996
                                              -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......... $    8.40       $    8.94        $    9.09       $    9.19       $    9.09
                                              -------------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income.................... $     .40       $     .41        $     .41       $     .43       $     .46
     Net realized and unrealized gain (loss) on
     investments and futures transactions.....       .26            (.50)            (.10)           (.05)            .13
                                              -------------------------------------------------------------------------------
         Total Income (Loss) From Investment
         Operations........................... $     .66       $    (.09)       $     .31       $     .38       $     .59
                                              -------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income..... $    (.40)      $    (.41)       $    (.41)      $    (.43)      $    (.46)
     Return of capital distributions..........       .00            (.04)            (.05)           (.05)           (.03)
     Distributions from net realized gains....       .00             .00              .00             .00             .00
                                              -------------------------------------------------------------------------------
         Total Distributions.................. $    (.40)      $    (.45)       $    (.46)      $    (.48)      $    (.49)
                                              -------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................ $    8.66       $    8.40        $    8.94       $    9.09       $    9.19
                                              ===============================================================================
Total Return..................................      8.13%(A)       (1.11)% (A)       3.48%(A)        4.17%(A)        6.62%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands). $    31,954     $    65,815      $    80,987     $    88,435     $    91,631
     Ratio of net expenses (after expense
     assumption) to average net assets........      1.30%(B)        1.30%(B)         1.30%(B)        1.30%(B)        1.13%(B)
     Ratio of net investment income to average
     net assets...............................      4.80%           4.61%            4.59%           4.70%           5.00%
     Portfolio turnover rate..................      0.86%           7.45%            7.32%          13.18%          12.92%

(A)   Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $144,913, $329,246, $331,888, $50,649, and $40,861,
      respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.66%, 1.74%, 1.70%, 1.36%, and 1.18%, respectively.

The accompanying notes are an integral part of these financial statements.